Exhibit 10.7.3

FOURTH AMENDMENT

TO

REAL ESTATE SALES CONTRACT

(YRC / NATM [Sale/Leaseback])

November 23, 2009 (the “Effective Date”)

THIS FOURTH AMENDMENT TO REAL ESTATE SALES CONTRACT (this “Amendment”) is entered into by and between YRC WORLDWIDE INC. (“Seller”), a Delaware corporation, as seller, and NORTHAMERICAN TERMINALS MANAGEMENT, INC. (“Buyer”), a Delaware company, as buyer.

Recitals

A. Effective as of August 14, 2009, Buyer and Seller entered into that certain Real Estate Sales Contract, which was amended by that certain First Amendment to Real Estate Sales Contract dated August 21, 2009, that certain Second Amendment to Real Estate Sales Contract dated September 21, 2009, and that certain Third Amendment to Real Estate Sales Contract dated November 4, 2009 (collectively, “Sale/Leaseback Contract”), whereby Buyer agreed to purchase from Seller, and Seller agreed to sell to Buyer, those certain improved real properties located in various locations, as more particularly described in the Sale/Leaseback Contract.

B. Buyer and Seller have agreed to amend the Sale/Leaseback Contract as set forth below.

NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein, and for other valuable consideration, the receipt and adequacy of which hereby are acknowledged, Seller and Buyer hereby agree as follows:

Agreements

1. Defined Terms. All capitalized terms not defined herein shall have the meanings ascribed to them in the Sale/Leaseback Contract.

2. Effect of this Amendment. Except as expressly modified in this Amendment, the Sale/Leaseback Contract shall continue in full force and effect according to its terms and Buyer and Seller hereby ratify and affirm all their respective rights and obligations under the Sale/Leaseback Contract.

3. Conflicting Provisions. In the event any term or provision contained herein conflicts with the Sale/Leaseback Contract, the terms and provisions of this Amendment shall control.

4. Inspection Property. The Inspection Period with respect to each Property shall be extended to and expire at 5 p.m. (CST) on December 2, 2009.

5. Counterpart; Facsimile Signature. Facsimile signatures appearing hereon shall be deemed an original and this document may be executed simultaneously on two (2) or more counterparts, each of which shall be deemed an original and all of which together shall constitute one (1) and the same instrument.

IN WITNESS WHEREOF, Seller and Buyer execute this Amendment to be enforceable on the Effective Date.

SELLER:	BUYER:

YRC WORLDWIDE INC., a Delaware corporation	NORTHAMERICAN TERMINALS MANAGEMENT, INC. a Delaware corporation

By:	By:
Name:	Name:
Its:	Its:

FIFTH AMENDMENT

TO

REAL ESTATE SALES CONTRACT

(YRC / NATM [Sale/Leaseback])

December 2, 2009 (the “Effective Date”)

THIS FIFTH AMENDMENT TO REAL ESTATE SALES CONTRACT (this “Amendment”) is entered into by and between YRC WORLDWIDE INC. (“Seller”), a Delaware corporation, as seller, and NORTHAMERICAN TERMINALS MANAGEMENT, INC. (“Buyer”), a Delaware company, as buyer.

Recitals

A. Effective as of August 14, 2009, Buyer and Seller entered into that certain Real Estate Sales Contract, which was amended by that certain First Amendment to Real Estate Sales Contract dated August 21, 2009, that certain Second Amendment to Real Estate Sales Contract dated September 21, 2009, that certain Third Amendment to Real Estate Sales Contract dated November 4, 2009, and that certain Fourth Amendment to Real Estate Sales Contract dated November 23, 2009 (collectively, “Sale/Leaseback Contract”), whereby Buyer agreed to purchase from Seller, and Seller agreed to sell to Buyer, those certain improved real properties located in various locations, as more particularly described in the Sale/Leaseback Contract.

B. Buyer and Seller have agreed to amend the Sale/Leaseback Contract as set forth below.

NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein, and for other valuable consideration, the receipt and adequacy of which hereby are acknowledged, Seller and Buyer hereby agree as follows:

Agreements

1. Defined Terms. All capitalized terms not defined herein shall have the meanings ascribed to them in the Sale/Leaseback Contract.

2. Effect of this Amendment. Except as expressly modified in this Amendment, the Sale/Leaseback Contract shall continue in full force and effect according to its terms and Buyer and Seller hereby ratify and affirm all their respective rights and obligations under the Sale/Leaseback Contract.

3. Conflicting Provisions. In the event any term or provision contained herein conflicts with the Sale/Leaseback Contract, the terms and provisions of this Amendment shall control.

4. Inspection Property. The Inspection Period with respect to each Property shall be extended to and expire at 5 p.m. (CST) on December 3, 2009.

5. Counterpart; Facsimile Signature. Facsimile signatures appearing hereon shall be deemed an original and this document may be executed simultaneously on two (2) or more counterparts, each of which shall be deemed an original and all of which together shall constitute one (1) and the same instrument.

IN WITNESS WHEREOF, Seller and Buyer execute this Amendment to be enforceable on the Effective Date.

SELLER:	BUYER:

YRC WORLDWIDE INC., a Delaware corporation	NORTHAMERICAN TERMINALS MANAGEMENT, INC. a Delaware corporation

By:	By:
Name:	Name:
Its:	Its:

SIXTH AMENDMENT

TO

REAL ESTATE SALES CONTRACT

(YRC / NATM [Sale/Leaseback])

December 3, 2009 (the “Effective Date”)

THIS SIXTH AMENDMENT TO REAL ESTATE SALES CONTRACT (this “Amendment”) is entered into by and between YRC WORLDWIDE INC. (“Seller”), a Delaware corporation, as seller, and NORTHAMERICAN TERMINALS MANAGEMENT, INC. (“Buyer”), a Delaware company, as buyer.

Recitals

A. Effective as of August 14, 2009, Buyer and Seller entered into that certain Real Estate Sales Contract, which was amended by that certain First Amendment to Real Estate Sales Contract dated August 21, 2009, and that certain Second Amendment to Real Estate Sales Contract dated September 21, 2009, and that certain Third Amendment to Real Estate Sales Contract dated November 4, that certain Fourth Amendment to Real Estate Sales Contract dated November 23, 2009, and that certain Fifth Amendment to Real Estate Sales Contract dated December 2, 2009 (collectively, “Sale/Leaseback Contract”), whereby Buyer agreed to purchase from Seller, and Seller agreed to sell to Buyer, those certain improved real properties located at various locations, as more particularly described in the Sale/Leaseback Contract.

B. Buyer and Seller have agreed to amend the Sale/Leaseback Contract as set forth below.

NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein, and for other valuable consideration, the receipt and adequacy of which hereby are acknowledged, Seller and Buyer hereby agree as follows:

Agreements

1. Defined Terms. All capitalized terms not defined herein shall have the meanings ascribed to them in the Sale/Leaseback Contract.

2. Effect of this Amendment. Except as expressly modified in this Amendment, the Sale/Leaseback Contract shall continue in full force and effect according to its terms and Buyer and Seller hereby ratify and affirm all their respective rights and obligations under the Sale/Leaseback Contract.

3. Conflicting Provisions. In the event any term or provision contained herein conflicts with the Sale/Leaseback Contract, the terms and provisions of this Amendment shall control.

4. Inspection Period. The Inspection Period has terminated with respect to the Property located at 50 Burt Drive, Deer Park, NY (“Deer Park Property”); and 2807 70th Avenue, East, Tacoma, WA (“Tacoma Property”). The Inspection Period with respect to the Property located at 25555 Clawiter, Oakland, CA (“Oakland Property”) is extended to and will expire on 5:00 p.m. (CST) on December 9, 2009, and the Closing and Closing Date with respect thereto shall be no later than December 15, 2009. The Inspection Period with respect to the Property located at 5049 W. Post Road, Las Vegas, NV (“Las Vegas Property”) and 3045 South 43rd Avenue, Phoenix, AZ (“Phoenix Property”) is extended to and will expire on 5:00 p.m. (CST) on December 23, 2009, and the Closing and Closing Date with respect thereto shall be no later than December 31, 2009.

5. Tacoma Purchase Price. The Purchase Price on the Tacoma Property shall be reduced by $6,000 to $2,660,667.

6. Pavement and Curbing Repairs Escrow. Attached hereto as Exhibit “A” is a list of pavement repairs to certain Properties for which Seller has agreed to complete (“Pavement Repairs”). At the Closing Date, the parties will enter into an escrow agreement in substantially the same form as Exhibit “B” attached hereto, which shall provide for the Pavement Repairs on each Property within the time periods set forth therein and in the escrowing of those amounts identified on Exhibit “A” from Seller’s proceeds to secure Seller’s timely performance with respect to the Pavement Repairs.

7. Septic and Stormwater Drywells Escrow. Attached hereto as Exhibit “C” is a list of inspections and maintenance that need to be performed on the septic and drywells on the Deer Park Property (“Stormwater/Drywells Work”). At the Closing Date, the parties will enter into an escrow agreement in substantially the same form as Exhibit “B” attached hereto, which shall provide for the Stormwater/Drywells Work on the Deer Park Property and in the escrowing of those amounts identified on Exhibit “C” from Seller’s proceeds to secure Seller’s timely performance with respect to the Stormwater/Drywells Work and any repairs required in connection therewith.

8. HVAC Escrow. Attached hereto as Exhibit “D” is a list of HVAC units that Buyer believes may need to be replaced (“Failing HVAC Units”). At the Closing Date, the parties will enter into an escrow agreement in substantially the same form as Exhibit “B” attached hereto, which shall provide that in the event any of the Failing HVAC Units fail to operate within the two year period following Closing, Buyer may replace and receive reimbursement for such replacement from the amount to be escrowed at Closing from Seller’s proceeds and identified on Exhibit “D”.

9. Sprinkler Test Escrow. Attached hereto as Exhibit “E” is a list of sprinkler tests that need to be performed with respect to certain Properties (“Sprinkler Tests”). At the Closing Date, the parties will enter into an escrow agreement in substantially the same form as Exhibit “B” attached hereto, which shall provide for the Sprinkler Tests and in the escrowing of those amounts identified on Exhibit “E” from Seller’s proceeds to secure Seller’s timely performance with respect to the Sprinkler Tests and any repairs required in connection therewith.

10. Environmental. Attached hereto as Exhibit “F” is a list of open environmental issues with respect to certain Properties for which Seller has agreed to take appropriate action to address (“Environmental Issues”). At the Closing Date, the parties will execute an escrow agreement in substantially the same form as Exhibit “B” attached hereto, which shall provide for the remediation by Seller of the Environmental Issues on each Property and in the escrowing of those amounts identified on Exhibit “F” to secure Seller’s timely performance with respect to the Environmental Issues.

11. Tacoma Restoration Escrow. Attached hereto as Exhibit “G” is a description of the expansion of the Tacoma Property that Seller commenced but did not complete (“Tacoma Expansion”). At the Closing Date, the parties will execute an escrow agreement in substantially the same form as Exhibit “B” attached hereto, which shall provide for the restoration of the Tacoma Property to substantially the same condition as existed prior to the commencement of the Tacoma Expansion (including without limitation, reestablishing the Tacoma Property as two legally defined properties), or the resumption of construction of the Tacoma Expansion, and in the escrowing of those amounts identified on Exhibit “G” to secure Seller’s timely performance with respect to the restoration or resumption of construction of the Tacoma Property.

12. Deer Park Property Leaseback. The following sentence shall be added at the end of Section 10 of the Deer Park Property Leaseback: “Notwithstanding any provision herein to the contrary, Tenant shall be responsible for the repair, maintenance and replacement of the septic system and all stormwater drywells on the Leased Premises.”

13. Oakland Property Leaseback. The following sentence shall be added at the end of Section 10 of the Oakland Property Leaseback: “Notwithstanding any provision herein to the contrary, Landlord shall not be responsible for the replacement of any missing stormwater downspouts on the Leased Premises.”

14. Tacoma Property Leaseback. The following sentence shall be added at the end of Section 21 of the Tacoma Property Leaseback: “Notwithstanding any provision herein to the contrary, Tenant shall be responsible for all costs and requirements imposed or incurred under applicable Laws with respect to the abandoned expansion of the Tacoma Property, as described on Exhibit C attached hereto.” The first paragraph of Exhibit “G” to this Amendment that describes the Tacoma Expansion shall be annexed to the Tacoma Property Leaseback and relabeled Exhibit C.

15. Leaseback Form. The clause that begins with “(ii)” in the first sentence of the second paragraph of Section 10 of the form of Leaseback shall be deleted in its entirety.

16. Reduced Maintenance Properties. Notwithstanding any provision of the Sale/Leaseback Contract to the contrary, the Leaseback on the Tacoma Property and the Leaseback on the Oakland Property (the “Reduced Maintenance Property Leaseback”) shall provide that the Landlord (as defined in the applicable Reduced Maintenance Property Leaseback) shall have no obligation to repair, maintain or replace that portion of the applicable Leased Premises (as defined in the applicable Reduced Maintenance Property Leaseback) identified on Exhibit “H” attached hereto (the “Reduced Maintenance Area”).

17. No Escrowing For Completed Work. Notwithstanding any provision of the Sale/Leaseback Contract to the contrary, if all of the repairs, work, deliveries, or other performances outlined in this Amendment related to any escrow amount identified in an Exhibit to this Amendment has been completed or otherwise satisfied prior to the Closing Date to the reasonable satisfaction of Buyer, then no funds shall be escrowed related to such escrow amount and any escrow agreement entered into pursuant to the terms of the Sale/Leaseback Contract shall not include any obligation to complete or otherwise satisfy the repairs, work, deliveries, or other performances outlined in this Amendment related to such escrow amount.

18. Default Related to Oakland Property. Notwithstanding any provision of the Sale/Leaseback Contract to the contrary, in the event Buyer defaults with respect to Closing on the Oakland Property, then the Seller’s sole recourse shall be to retain the portion of the Deposit applicable to the Oakland Property as liquidated damages, Seller and Buyer shall have no further obligations to each other with respect to the Oakland Property, and the Sale/Leaseback Contract shall remain in full force and effect with respect to each Property other than the Oakland Property.

19. Counterpart; Facsimile Signature. Facsimile signatures appearing hereon shall be deemed an original and this document may be executed simultaneously on two (2) or more counterparts, each of which shall be deemed an original and all of which together shall constitute one (1) and the same instrument.

[Signatures Appear on the Following Page(s)]

IN WITNESS WHEREOF, Seller and Buyer execute this Amendment to be enforceable on the Effective Date.

SELLER:	BUYER:

YRC WORLDWIDE INC., a Delaware corporation	NORTHAMERICAN TERMINALS MANAGEMENT, INC. a Delaware corporation

By:	By:
Name:	Name:
Its:	Its:

SEVENTH AMENDMENT

TO

REAL ESTATE SALES CONTRACT

(YRC / NATM [Sale/Leaseback])

December 9, 2009 (the “Effective Date”)

THIS SEVENTH AMENDMENT TO REAL ESTATE SALES CONTRACT (this “Amendment”) is entered into by and between YRC WORLDWIDE INC. (“Seller”), a Delaware corporation, as seller, and NORTHAMERICAN TERMINALS MANAGEMENT, INC. (“Buyer”), a Delaware company, as buyer.

Recitals

A. Effective as of August 14, 2009, Buyer and Seller entered into that certain Real Estate Sales Contract, which was amended by that certain First Amendment to Real Estate Sales Contract dated August 21, 2009, and that certain Second Amendment to Real Estate Sales Contract dated September 21, 2009, and that certain Third Amendment to Real Estate Sales Contract dated November 4, that certain Fourth Amendment to Real Estate Sales Contract dated November 23, 2009, that certain Fifth Amendment to Real Estate Sales Contract dated December 2, 2009, and that certain Sixth Amendment to Real Estate Sales Contract dated December 3, 2009 (collectively, “Sale/Leaseback Contract”), whereby Buyer agreed to purchase from Seller, and Seller agreed to sell to Buyer, those certain improved real properties located at various locations, as more particularly described in the Sale/Leaseback Contract.

B. Buyer and Seller have agreed to amend the Sale/Leaseback Contract as set forth below.

NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein, and for other valuable consideration, the receipt and adequacy of which hereby are acknowledged, Seller and Buyer hereby agree as follows:

Agreements

1. Defined Terms. All capitalized terms not defined herein shall have the meanings ascribed to them in the Sale/Leaseback Contract.

2. Effect of this Amendment. Except as expressly modified in this Amendment, the Sale/Leaseback Contract shall continue in full force and effect according to its terms and Buyer and Seller hereby ratify and affirm all their respective rights and obligations under the Sale/Leaseback Contract.

3. Conflicting Provisions. In the event any term or provision contained herein conflicts with the Sale/Leaseback Contract, the terms and provisions of this Amendment shall control.

4. Inspection Period. The Inspection Period with respect to the Property located at 25555 Clawiter, Oakland, CA (“Oakland Property”) is extended to and will expire on 5:00 p.m. (CST) on December 17, 2009, and the Closing and Closing Date with respect thereto shall be no later than December 22, 2009.

5. Counterpart; Facsimile Signature. Facsimile signatures appearing hereon shall be deemed an original and this document may be executed simultaneously on two (2) or more counterparts, each of which shall be deemed an original and all of which together shall constitute one (1) and the same instrument.

IN WITNESS WHEREOF, Seller and Buyer execute this Amendment to be enforceable on the Effective Date.

SELLER:	BUYER:

YRC WORLDWIDE INC., a Delaware corporation	NORTHAMERICAN TERMINALS MANAGEMENT, INC. a Delaware corporation

By:	By:
Name:	Name:
Its:	Its:

EIGHTH AMENDMENT

TO

REAL ESTATE SALES CONTRACT

(YRC / NATM [Sale/Leaseback])

December 23, 2009 (the “Effective Date”)

THIS EIGHT AMENDMENT TO REAL ESTATE SALES CONTRACT (this “Amendment”) is entered into by and between YRC WORLDWIDE INC. (“Seller”), a Delaware corporation, as seller, and NORTHAMERICAN TERMINALS MANAGEMENT, INC. (“Buyer”), a Delaware company, as buyer.

Recitals

A. Effective as of August 14, 2009, Buyer and Seller entered into that certain Real Estate Sales Contract, which was amended by that certain First Amendment to Real Estate Sales Contract dated August 21, 2009, and that certain Second Amendment to Real Estate Sales Contract dated September 21, 2009, and that certain Third Amendment to Real Estate Sales Contract dated November 4, that certain Fourth Amendment to Real Estate Sales Contract dated November 23, 2009, that certain Fifth Amendment to Real Estate Sales Contract dated December 2, 2009, that certain Sixth Amendment to Real Estate Sales Contract dated December 3, 2009, and that certain Seventh Amendment to Real Estate Sales Contract dated December 9, 2009 (collectively, “Sale/Leaseback Contract”), whereby Buyer agreed to purchase from Seller, and Seller agreed to sell to Buyer, those certain improved real properties located at various locations, as more particularly described in the Sale/Leaseback Contract.

B. Buyer and Seller have agreed to amend the Sale/Leaseback Contract as set forth below.

NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein, and for other valuable consideration, the receipt and adequacy of which hereby are acknowledged, Seller and Buyer hereby agree as follows:

Agreements

1. Defined Terms. All capitalized terms not defined herein shall have the meanings ascribed to them in the Sale/Leaseback Contract.

2. Effect of this Amendment. Except as expressly modified in this Amendment, the Sale/Leaseback Contract shall continue in full force and effect according to its terms and Buyer and Seller hereby ratify and affirm all their respective rights and obligations under the Sale/Leaseback Contract.

3. Conflicting Provisions. In the event any term or provision contained herein conflicts with the Sale/Leaseback Contract, the terms and provisions of this Amendment shall control.

4. Inspection Period. The Inspection Period with respect to the Property located at 5049 W. Post Road, Las Vegas, NV and 3045 South 43rd Avenue, Phoenix, AZ is extended to and will expire on 5:00 p.m. (CST) on January 15, 2010, and the Closing and Closing Date with respect thereto shall be no later than January 31, 2010.

5. Counterpart; Facsimile Signature. Facsimile signatures appearing hereon shall be deemed an original and this document may be executed simultaneously on two (2) or more counterparts, each of which shall be deemed an original and all of which together shall constitute one (1) and the same instrument.

IN WITNESS WHEREOF, Seller and Buyer execute this Amendment to be enforceable on the Effective Date.

SELLER:	BUYER:

YRC WORLDWIDE INC., a Delaware corporation	NORTHAMERICAN TERMINALS MANAGEMENT, INC. a Delaware corporation

By:	By:
Name:	Name:
Its:	Its:

NINTH AMENDMENT

TO

REAL ESTATE SALES CONTRACT

(YRC / NATM [Sale/Leaseback])

January 15, 2010 (the “Effective Date”)

THIS NINTH AMENDMENT TO REAL ESTATE SALES CONTRACT (this “Amendment”) is entered into by and between YRC WORLDWIDE INC. (“Seller”), a Delaware corporation, as seller, and NORTHAMERICAN TERMINALS MANAGEMENT, INC. (“Buyer”), a Delaware company, as buyer.

Recitals

A. Effective as of August 14, 2009, Buyer and Seller entered into that certain Real Estate Sales Contract, which was amended by that certain First Amendment to Real Estate Sales Contract dated August 21, 2009, and that certain Second Amendment to Real Estate Sales Contract dated September 21, 2009, and that certain Third Amendment to Real Estate Sales Contract dated November 4, that certain Fourth Amendment to Real Estate Sales Contract dated November 23, 2009, that certain Fifth Amendment to Real Estate Sales Contract dated December 2, 2009, that certain Sixth Amendment to Real Estate Sales Contract dated December 3, 2009, and that certain Seventh Amendment to Real Estate Sales Contract dated December 9, 2009, and that certain Eighth Amendment to Real Estate Sales Contract dated December 23, 2009 (collectively, “Sale/Leaseback Contract”), whereby Buyer agreed to purchase from Seller, and Seller agreed to sell to Buyer, those certain improved real properties located at various locations, as more particularly described in the Sale/Leaseback Contract.

B. Buyer and Seller have agreed to amend the Sale/Leaseback Contract as set forth below.

NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein, and for other valuable consideration, the receipt and adequacy of which hereby are acknowledged, Seller and Buyer hereby agree as follows:

Agreements

1. Defined Terms. All capitalized terms not defined herein shall have the meanings ascribed to them in the Sale/Leaseback Contract.

2. Effect of this Amendment. Except as expressly modified in this Amendment, the Sale/Leaseback Contract shall continue in full force and effect according to its terms and Buyer and Seller hereby ratify and affirm all their respective rights and obligations under the Sale/Leaseback Contract.

3. Conflicting Provisions. In the event any term or provision contained herein conflicts with the Sale/Leaseback Contract, the terms and provisions of this Amendment shall control.

4. Inspection Period. The Inspection Period with respect to the Property located at 5049 W. Post Road, Las Vegas, NV and 3045 South 43rd Avenue, Phoenix, AZ is extended to and will expire on 5:00 p.m. (CST) on February 14, 2010, and the Closing and Closing Date with respect thereto shall be no later than February 29, 2010.

5. Counterpart; Facsimile Signature. Facsimile signatures appearing hereon shall be deemed an original and this document may be executed simultaneously on two (2) or more counterparts, each of which shall be deemed an original and all of which together shall constitute one (1) and the same instrument.

IN WITNESS WHEREOF, Seller and Buyer execute this Amendment to be enforceable on the Effective Date.

SELLER:	BUYER:

YRC WORLDWIDE INC., a Delaware corporation	NORTHAMERICAN TERMINALS MANAGEMENT, INC. a Delaware corporation

By:	By:
Name:	Name:
Its:	Its: